RMB FUNDS

RMB Fund
RMB Mendon Financial Services Fund
RMB Mendon Financial Long/Short Fund
RMB International Small Cap Fund
RMB International Fund
RMB Japan Fund
(each a “Fund” and collectively, the “Funds”)

Supplement dated March 29, 2019
to the Funds’ Statement of Additional Information dated May 1, 2018, as supplemented

At a meeting held on March 7, 2019, the Funds’ Board of Trustees approved a change in each Funds’ non-fundamental investment restriction regarding investments in illiquid securities.

Under the heading “Non-Fundamental Investment Restrictions” in the Funds’ Statement of Additional Information, each Fund’s first non-fundamental investment restriction is currently the following:

“A Fund may not invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in 7 days at a price approximately equal to the price at which the Fund is valuing the security.”

Effective May 28, 2019, this non-fundamental investment restriction is replaced with the following with respect to each Fund:

 “A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid securities.”

In addition, the following disclosure is added to the Funds’ Statement of Additional Information immediately following, but is not a part of, the Funds’ non-fundamental investment restrictions:

“For purposes of non-fundamental investment restriction 1. (above), an illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.”

Please retain this supplement with your Statement of Additional Information for future reference.